UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 18, 2019

CITIZENS FINANCIAL SERVICES, INC.

Pennsylvania	0-13222	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 South Main Street, Mansfield, PA		16933
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code:		(570) 662-2121

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01        Entry into a Material Definitive Agreement.

On September 18, 2019, Citizens Financial Services, Inc. (“Citizens”) and MidCoast Community Bancorp, Inc. (“MidCoast”) signed an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which MidCoast will merge with Citizens, with Citizens as the surviving institution.

Under the terms of the Merger Agreement, each outstanding share of MidCoast Class A common stock and MidCoast Class B common stock (other than dissenters’ shares, if any) will be converted into the right to receive, at the election of the shareholder, either (i) $6.50 in cash, without interest, (ii) 0.1065 shares of Citizens common stock, or (iii) a combination of cash and stock, subject to proration and allocation to ensure that 75% of such outstanding shares of MidCoast Class A common stock and Class B common stock are exchanged for shares of Citizens common stock and the remaining 25% are exchanged for cash.

The Merger Agreement contains usual and customary representations and warranties that the Company and MidCoast have made to each other as of specific dates.  The statements embodied in those representations and warranties were made solely for purposes of the contract between Citizens and MidCoast, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms.  Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Citizens and MidCoast rather than establishing matters as facts.

Each director of MidCoast, in his or her capacity as a shareholder of MidCoast, and a certain shareholder of MidCoast has signed a voting and support agreement, pursuant to which he or she has agreed to, among other things, vote his or her shares of MidCoast Class A common stock in favor of the approval of the Merger Agreement at the MidCoast shareholders’ meeting.  If the Merger Agreement is terminated under certain circumstances set forth in the Merger Agreement, MidCoast has agreed to pay Citizens a cash termination fee of $1.2 million.

The proposed merger is subject to customary closing conditions, including the receipt of requisite regulatory approvals and approval by the shareholders of MidCoast.  The transaction is currently expected to close in the first half of 2020.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated by reference herein in its entirety.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of Citizens and MidCoast. Forward-looking statements are typically identified by words such as "believe", "plan", "expect", "anticipate", "intend", "outlook", "estimate", "forecast", "will", "should", "project", "goal", and other similar words and expressions. These forward-looking statements involve certain risks and uncertainties. In addition to factors previously disclosed in Citizens’ reports filed with the Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this press release, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by MidCoast’s shareholders eligible to vote on the proposed merger, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the respective businesses of Citizens and MidCoast or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Citizens’ products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Citizens and MidCoast undertake no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this press release.

Additional Information About the Proposed Merger and Where to Find It

Citizens will file a registration statement with the SEC under the Securities Act of 1933, as amended, which will include a proxy statement/prospectus and other relevant documents in connection with the proposed merger.  MIDCOAST SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO IT, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The proxy statement/prospectus (when it becomes available) and any other documents Citizens has filed and will file with the SEC may be obtained free of charge at the SEC's website (www.sec.gov).  In addition, copies of the documents Citizens has filed or will file with the SEC may be obtained free of charge by contacting Randall E. Black, Citizens Financial Services, Inc., 15 South Main Street, Mansfield, PA 16933.

Participants in the Transaction

The directors, executive officers, and certain other members of management and employees of MidCoast are participants in the solicitation of proxies in favor of the proposed merger from the shareholders of MidCoast. Information regarding the directors and executive officers of MidCoast, and the interests of such participants, will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities.  The shares of common stock of Citizens are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

Item 8.01.       Other Events.

On September 18, 2019, Citizens issued a press release announcing the signing of the Merger Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On September 18, 2019, Citizens made available an Investor Presentation with respect to the proposed merger, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.
(d)       Exhibits.

Exhibit 2.1      Agreement and Plan of Merger by and between Citizens Financial Services, Inc. and MidCoast Community Bancorp, Inc. dated as of September 18, 2019.*

Exhibit 99.1    Press Release dated September 18, 2019.

Exhibit 99.2    Investor Presentation dated September 18, 2019.

*          Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Citizens hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule so furnished.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Citizens Financial Services, Inc.

Date: September 18, 2019	By:	/s/ Randall E. Black
Randall E. Black
President and Chief Executive Officer